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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: June 19, 1997







                                PJ AMERICA, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       0-21587                61-1308435
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                               9109 Parkway East
                           Birmingham, Alabama  35206
                    (Address of principal executive offices)


                                 (205) 836-1212
              (Registrant's telephone number, including area code)

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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 5, 1997, PJ America, Inc., a Delaware corporation ("the Company"), acquired Ohio Pizza Delivery Co., which owns and operates eight ("8") Papa John's Pizza restaurants in Akron, Ohio and the surrounding area ("Ohio Pizza Delivery"). Pursuant to the Agreement and Plan of Merger by and among the Company, PJAM Acquisition Subsidiary, a wholly owned subsidiary of the Company, and Ohio Pizza Delivery and dated as of May 30, 1997, PJAM Acquisition Subsidiary was merged with and into Ohio Pizza Delivery. Ohio Pizza Delivery survived the merger as a wholly owned subsidiary of the Company. The transaction is intended to be treated for accounting purposes as a "pooling of interests", and a tax-free reorganization for tax purposes.

The Ohio Pizza Delivery shareholders will receive approximately 278,000 shares of the Company's common stock, par value $.01 per share ("the Common Stock") and piggy-back registration rights for all such shares of Common Stock, subject to the approval of the underwriters of the applicable Company offering of Common Stock. The total value of the transaction was approximately $4.6 million. The actual number of shares of Common Stock issued in the merger is subject to adjustment based on the actual equity of Ohio Pizza Delivery as shown on the closing date balance sheet.

Charles W. Schnatter, a director of the Company and Senior Vice President, General Counsel and a director of Papa John's International, Inc., owned 5% of Ohio Pizza Delivery, and his brother, John H. Schnatter, Chairman, President and Chief Executive Officer of Papa John's International, Inc., owned 12.5% of Ohio Pizza Delivery.

Item 7.  Financial Statements and Exhibits

Listed below are the financial statements, pro forma financial information and exhibits, filed as part of this report.

(a)      Financial Statements of Business Acquired:

It is impracticable to provide the required financial statements at this time, and they will be filed as soon as they are available, but not later than 60 days after the date of filing this Form 8-K.

(b)      Pro Forma Financial Information

It is impracticable to provide the required pro forma financial statements at this time, and they will be filed as soon as they are available, but not later than 60 days after the date of filing this Form 8-K.

(c)      Exhibits:

Exhibit No.     Description of Exhibit
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2.1             Agreement and Plan of Merger among PJ America, Inc., PJAM
                Acquisition Subsidiary, Inc., Ohio Pizza Delivery Co., and Roger
                P. Tennyson, Mary Ann Tennyson, Brian J. Tennyson, Jeanne K.
                Tennyson, John H. Schnatter, Charles Schnatter and Dan Holland dated May 30, 1997.

10.1            PJ America, Inc. Registration Rights Agreement dated June 5,
                1997.

99 PJ America, Inc. Press Release dated June 5, 1997, announcing the acquisition of Ohio Pizza Delivery Co. (Exhibit No. 99)
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PJ AMERICA, INC.


                                                /s/ D. Ross Davison
Date: June 19, 1997                By _________________________________________
                                                  D. Ross Davison
                                      Vice President, Chief Financial Officer
                                     and Treasurer (Principal Financial Officer)